PLEDGE AGREEMENT

                          Dated as of February 29, 1996

                                     between



                       OLD DOMINION ELECTRIC COOPERATIVE,
                                   as Pledgor



                                       and



                      STATE STREET BANK AND TRUST COMPANY,
                       not in its individual capacity, but
                            solely as Owner Trustee,
                                   as Pledgee


                        CLOVER UNIT 1 GENERATING FACILITY
                                       AND
                                COMMON FACILITIES




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                                PLEDGE AGREEMENT

                  This PLEDGE AGREEMENT, dated as of February 29, 1996 (this "Agreement"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative, organized under the laws of the Commonwealth of Virginia, as pledgor (the "Pledgor"), and STATE STREET BANK AND TRUST COMPANY, a state-chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, as pledgee (the "Pledgee").

                  WHEREAS, the Pledgor, the Pledgee, First Union National Bank of Florida and Utrecht-America Finance Co., have entered into a Participation Agreement dated as of February 29, 1996 (the "Participation Agreement");

                  WHEREAS, the Pledgor, as lessee, and the Pledgee, as lessor, have entered into the Equipment Operating Lease; and

                  WHEREAS, the Pledgor has deposited the Collateral (as defined in Section 2 hereof) with the Pledgee pursuant to this Agreement, which the Pledgor is willing to pledge to the Pledgee to secure its obligations under the Equipment Operating Lease.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1.  DEFINED TERMS.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. Notwithstanding the foregoing, except as otherwise defined or indicated by the context herein, all terms which are defined in the Uniform Commercial Code as in effect in the State of New York from time to time ("Uniform Commercial Code") shall have their respective meanings as used in Chapters 8 and 9 of the Uniform Commercial Code. All references to sections herein are to sections of this Agreement unless otherwise indicated and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision.


SECTION 2.  PLEDGE.

                  To secure the Secured Claims (defined in Section 3 hereof), the Pledgor hereby grants, bargains, pledges, sells, assigns, transfers, conveys, mortgages, warrants and confirms to the Pledgee a security interest in, mortgage on, and pledge of, all of the Pledgor's rights, title and interest in and to the First Mortgage Bonds delivered to the Pledgee on the Closing Date and described below and all interest, cash, instruments and other property from time to time



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received,  receivable  or otherwise  distributed  to it in respect of such First
Mortgage Bonds; all property into which such right, title and interest may be exchanged or converted; and all proceeds of any and all of the foregoing and, to the extent not otherwise included, all cash in respect of such First Mortgage Bonds (the "Collateral"). The Collateral delivered on the Closing Date shall consist of:

                  Those certain First Mortgage Bonds, 1996 Series A, issued under the Old Dominion Indenture, in the aggregate face amount of $25,565,961.82, consisting of the following bonds:

                  Bond No.        Stated Maturity                Face Amount

                  A-1             February 28, 1997              $25,565,961.82

                  insured by Financial Guaranty Insurance Policy No. FG0207BE (the "Policy") with respect to payments due for principal of the above Bonds which has been issued by AMBAC Indemnity Corporation, which Policy has been delivered to the United
                  States Trust Company of New York, New York, New York, as Insurance Trustee, the above described Bonds hereinafter called the "Bonds".

         The Pledgor hereby represents that the Collateral described above is a Qualifying Security. The original Policy was delivered to United States Trust Company of New York, as Insurance Trustee under said Policy. The Pledgee acknowledges receipt of the Collateral in accordance with this Agreement and agrees to hold such Collateral in accordance with the terms of this Agreement.

         The Pledgor shall have the right to replace the Collateral, from time to time, with a replacement Qualifying Security in accordance with Section 7.6 of the Participation Agreement.


SECTION 3.  Secured Claims

                  The purpose of this pledge is to secure all of the Pledgor's obligations (whether now or hereafter existing) under the Equipment Operating Lease to pay Basic Rent, Termination Value and amounts sized by reference to Termination Value. All of the obligations described in the immediately preceding sentence shall be referred to as "Secured Claims".

                  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Claims and would be payable to the Pledgee under the Equipment Operating Lease but for the fact that they are unenforceable or not allowable due to (a) the existence of a bankruptcy, insolvency, reorganization, arrangement or moratorium involving the Pledgor or (b) other laws relating to, or effecting the enforcement of, creditor's rights generally against the Pledgor.


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SECTION 4.  REMEDIES

                  4.1. RIGHTS OF THE PLEDGEE. Remedies. If any Event of Default under the Equipment Operating Lease shall have occurred and be continuing, then whether or not the Equipment Operating Lease has been declared in default pursuant to the terms thereof:

                           (i) the Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code and also may, without notice except as specified below, sell the Collateral or any part thereof at public or private sale, at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgee shall provide 10 calendar days' written notice to the Pledgor at the Pledgor's address specified in the Participation Agreement by (i) registered mail, or (ii) hand delivery, or (iii) special courier service (such as DHL, TNT, Worldcourier or similar courier);

                           (ii) Without limitation of the foregoing, the Pledgee
                  may exercise, in its own name or in the name and on behalf of the Pledgor, all of the Pledgor's rights under and in respect of the Collateral and the documentation evidencing or governing the Collateral; and

                           (iii) All cash proceeds  received by the Pledgee with
                  respect to the Collateral or in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Pledgee against, all or any part of the Secured Claims in such order as Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Secured Claims shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  4.2. FILINGS. The Pledgor agrees that it shall, at its own expense, execute and deliver all financing statements necessary to perfect the Pledgee's interest in the Collateral or any assignment or other document reasonably requested by the Pledgee or the Owner Participant, to perfect, protect, enforce, or otherwise give effect to the Pledgee's rights and remedies hereunder.

                  4.3. ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints, effective and during the continuance of any Event of Default, the Pledgee as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion, to take any action and to execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:


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                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Secured Claims,

                  (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

                  (c) to file any claims or take any action or institute any proceedings that the Pledgee may deem necessary or desirable for the collection of any of the Secured Claims or otherwise to enforce compliance with the terms and conditions of any Operative Document.

                  4.4. THE PLEDGEE'S DUTIES. The powers conferred on the Pledgee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of the Collateral in its possession and the accounting for monies actually received by it hereunder, the Pledgee shall have no duty as to the Collateral or other matters relative to the Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Collateral; PROVIDED, HOWEVER, that, if delivery or presentment of the Collateral to any other Person is required in connection with any distribution in respect of the Collateral, the Pledgee shall, at the Pledgor's expense, cooperate to effect such delivery. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Pledgee accords its own property.


SECTION 5.  RELEASE OF COLLATERAL; DISCHARGE.

                  5.1. RELEASE OF COLLATERAL. Provided no Payment Default, Credit Default or Event of Default under the Equipment Operating Lease shall have occurred and be continuing, the Pledgee agrees that the Pledgor shall be entitled to receive (a) all amounts received by the Pledgee upon maturity of any Bond; PROVIDED that the Pledgor shall have discharged all of its obligations under the Equipment Operating Lease. The Collateral shall also be released by the Pledgee upon replacement of the Collateral with a replacement Qualifying Security in full compliance with Section 7.6 of the Participation Agreement.

                  5.2. DISCHARGE. Provided that no Payment Default, Credit Default or Event of Default under the Equipment Operating Lease shall have occurred and be continuing, the Pledgee agrees that when the Secured Claims shall have been fully paid and discharged and the Equipment Operating Lease has expired or been earlier terminated in accordance with its terms, the Pledgee, at the written request and cost of the Pledgor, shall immediately confirm the release the Collateral of any pledge, lien and security interest created pursuant to this Agreement and of all claims that the Pledgee may have hereunder.


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SECTION 6.  REPRESENTATIONS AND WARRANTIES.

                  6.1. OWNER. The Pledgor represents and warrants that it is the legal and beneficial owner of the Collateral and that the Collateral is not subject to any pledge, lien or security interest or any other right of any third party, except as provided by this Agreement.

                  6.2. RIGHTS IN THE COLLATERAL. The Pledgor represents and warrants that assuming that the Pledgee maintains possession and control over the Collateral in accordance with the applicable provisions of the Uniform Commercial Code, the pledge and assignment of the Collateral and the grant of a security interest therein under this Agreement vest in the Pledgee a valid and perfected security interest in the Collateral as contemplated by this Agreement, subject to the provisions of Section 9-306 of the Uniform Commercial Code.


SECTION 7.  COVENANTS OF THE PLEDGOR

                  The Pledgor shall not, without the prior written consent of the Pledgee (a) sell, assign or otherwise dispose of, or grant any option with respect to, the Collateral or (b) create or permit to exist any Lien, upon or with respect to the Collateral, except for the Lien created hereby.


SECTION 8.  MISCELLANEOUS.

         SECTION 8.1. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the party against whom enforcement of such change is sought.

         SECTION 8.2. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other parties hereto:


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If to the Pledgor:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance


If to the Pledgee:

         State Street Bank and Trust Company
         Two International Place
         Fourth Floor
         Boston, Massachusetts  02110

         Facsimile No.: (617) 664-5371
         Telephone No.: (617) 664-5610
         Attention:  Manager - Corporate Trust

with a copy to the Owner Participant:

         First Union National Bank of Florida
         301 South College Street
         20th Floor
         Charlotte, North Carolina  28288-0658

         Facsimile No.: (704) 374-4724
         Telephone No.: (704) 374-3241
         Attention:  Michael L. Taylor, Vice President

         SECTION 8.3. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Agreement shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         SECTION 8.4. SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. Each time a successor Owner Trustee is appointed in accordance with the terms of the Trust Agreement and Section 5.5 of the Participation Agreement, such successor Owner Trustee shall, without further act, succeed to all rights, duties, immunities and obligations of the predecessor Owner Trustee


                                       6


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hereunder,  and the predecessor Owner Trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by the Pledgor and without in any way altering the terms of this Agreement or the rights or obligations of the Pledgee hereunder. The Pledgor shall, at its expense (except as otherwise provided in Section 5.5 of the Participation Agreement), upon receipt of written notice of the appointment of a
successor  Owner  Trustee  under  the  Trust   Agreement,   promptly  make  such
modifications and changes to reflect such appointment as shall be reasonably requested by such successor Owner Trustee in any instruments relating to this Agreement, all in form and substance reasonably satisfactory to such successor Owner Trustee.

                  (b) Except as expressly provided herein or in any other Operative Document, the Pledgor may not assign its interests herein without the consent of the Pledgee. Except as expressly provided in the Operative Documents, the Pledgee may not assign its interests herein during the Term of the Equipment Operating Lease without the consent of the Pledgor.

         SECTION 8.5. BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 8.6. GOVERNING LAW. THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 8.7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 8.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

         SECTION 8.9. HEADINGS. The headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 8.10. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.



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         SECTION 8.11. LIMITATIONS OF LIABILITY.  It is expressly understood and agreed by and between the Pledgor and the Pledgee and their respective successors and permitted assigns, that all representations, warranties and undertakings of the Pledgee hereunder shall be binding upon the Pledgee only in its capacity as Owner Trustee under the Trust Agreement, and neither the Pledgee in its individual capacity nor any past, present or future Affiliate, partner, officer, director, owner, shareholder, agent or employee of it or in any thereof or of any partner thereof or their legal representatives, successors or assigns shall be liable for any breach thereof; and, all Persons having any claim against the Pledgee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 8.12. EFFECTIVENESS OF AGREEMENT. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall be effective on the date of execution and delivery by each of the Pledgee and the Pledgor.



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                  IN WITNESS  WHEREOF,  the Pledgor and the Pledgee  have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.


                                    OLD DOMINION ELECTRIC COOPERATIVE,
                                     as Pledgor



                                    By:/s/ DANIEL M. WALKER
                                       -----------------------------------------
                                       Daniel M. Walker
                                       Vice President of Accounting and Finance
                                       Date:


                                    STATE STREET BANK AND TRUST COMPANY,
                                    not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, as Pledgee



                                    By:/s/ E. DECKER ADAMS
                                       -----------------------------------------
                                       E. Decker Adams
                                       Vice President
                                       Date:

Acknowledged by:

FIRST UNION NATIONAL BANK OF FLORIDA,
      as Owner Participant


By:
   -----------------------------
   Name:
   Title:
   Date:


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